Calamos® Family of Funds

Supplement dated January 21, 2011 to
Calamos® Family of Funds Prospectus for
Class A, B and C shares and Class I and R shares each dated March 1, 2010, as previously supplemented on June 1, 2010, October 15, 2010 and December 15, 2010

This supplement replaces and supersedes the supplement dated October 15, 2010 related to Calamos Convertible Fund.

Calamos Convertible Fund

The following new language is inserted as a new sub-section titled “Closed Fund Policies — Calamos Convertible Fund” on page 53 of the Calamos® Family of Funds Prospectus for Class A, B and C shares and on page 44 of the Calamos® Family of Funds Prospectus for Class I and R shares:

Effective as of the close of business on January 28, 2011, the Fund is generally closed to all purchases of shares, including, but not limited to, any purchases or exchanges by existing shareholders of the Fund or any other fund in the Calamos Family of Funds. Purchases may be allowed in certain limited circumstances.

Additionally, the following new language is inserted as a new sub-section titled “Closed Fund Policies — Calamos Convertible Fund” immediately prior to the sub-section “What classes of shares do the Funds offer?” on page 78 of the Calamos® Family of Funds Prospectus for Class A, B and C shares and on page 66 of the Calamos® Family of Funds Prospectus for Class I and R shares:

Effective as of the close of business on January 28, 2011 (the “Closing Date”), Calamos Convertible Fund (the “Fund”) is closed to all purchases of shares, including, but not limited to, any purchases or exchanges by existing shareholders of the Fund or any other fund in the Calamos Family of Funds. Intermediaries may not open new accounts with the Fund or add new investors to existing omnibus accounts. Additional purchases of shares of the Fund will be permitted in the following instances:

(i)	Reinvestment of dividends and capital gain distributions on shares of the Fund.

(ii)	Existing and new participants in employer-sponsored retirement plans, including employees of Calamos Advisors LLC, the Fund’s investment adviser, and any of its affiliates, that offer the Fund as an investment option as of the Closing Date may direct contributions to the Fund through their plan, regardless of whether the participant invested in the Fund prior to its closing.

(iii)	Existing and new participants in any mutual fund allocation program currently sponsored by an affiliate of the Investment Adviser, may continue to direct contributions to the Fund through such program.

(iv)	The Investment Adviser may invest in the Fund.

MFSPL5 1/11

The Fund reserves the right to modify the extent to which sales of shares of the Fund are limited and may, in its sole discretion, permit purchases of shares where, in the judgment of management, such purchases are not expected to have a detrimental effect on the portfolio management of the Fund, or the interests of existing shareholders. The Fund may resume unrestricted sales of its shares at some future date, but it has no present intention to do so. Notwithstanding the forgoing, the Fund continues to reserve the right to reject any order for the purchase of shares in whole or in part for any reason, and to suspend the sale of shares to the public in response to conditions in the securities markets or otherwise.

Please retain this supplement for future reference.